EXHIBIT 21

Company Name	Domicile/Jurisdiction

A.R. Scott Ltd.	United Kingdom

Ahmedabad Advertising and Marketing Consultants Ltd.	India

Alcasa S.A.	Chile

Alegro Internacional, S. de R.L. de C.V.	Mexico

Alimentos del Istmo S.A.	Panama

Alimentos Quaker Oats y Compania Limitada	Guatemala

Alliance Canners	Canada

Alpac Corporation	United States

Anderson Hill Insurance Limited	Bermuda

Aradhana Beverages & Foods Company Pvt Limited	India

Aradhana Carbonated Beverages Private Ltd.	India

Aradhana Convenience Foods Private Limited	India

Aradhana Drinks and Beverages Private Limited	India

Aradhana Foods and Juices Private Limited	India

Aradhana Snack Food Company	India

Aradhana Soft Drinks Company	India

BAESA Capital Corporation Ltd.	Cayman Islands

Balwerk V - Consultadoria Economica E Participacoes, Sociedade Unipessoal Lda.	Portugal

Balwerk VI - Consultadoria Economica E Participacoes, Sociedade Unipessoal Lda.	Portugal

Beaman Bottling Company	United States

Bebidas Purificadas de Michoacan S.A. de C.V.	Mexico

Bebidas Purificadas de Occidente, S.A. de C.V.	Mexico

Bebidas Purificadas del Centro, S.A. de C.V.	Mexico

Bebidas Purificadas del Cupatitzio, S.A. de C.V.	Mexico

Beijing Pepsi-Cola Beverage Company Ltd.	China

Bell Taco Funding Syndicate	Australia

Beverage Services Ltd.	Bermuda

Beverage Services, Inc.	United States

Beverages, Foods & Service Industries, Inc.	United States

Bluejay Holdings LLC	United States

Boquitas Fiestas LLC	United States

Company Name	Domicile/Jurisdiction

Boquitas Fiestas S.R.L.	Honduras

Border Properties, Inc.	United States

Bottling Investment Chile	Bahamas

Bottling Realco Nova Scotia ULC	Canada

Bramshaw Limited	Ireland

Breckinridge, Inc.	United States

BUG de Mexico, S.A. de C.V.	Mexico

BUG Holdings S. de R.L. de C.V.	Mexico

Cane Investments S.a.r.l.	Luxembourg

Capital Services Associates	Netherlands Antilles

Changchun Pepsi-Cola Beverage Company	China

Changsha Pepsi-Cola Beverage Co. Ltd.	China

Chipiga, S. DE R.L. DE C.V.	Mexico

Chipima, Sociedade De Productos Alimentares, SA	Portugal

Chipsy for Food Industries S.A.E	Egypt

Chipsy International SAE	Egypt

Chitos International y Cia Ltd.	Guatemala

Chongqing Pepsi-Tianfu Beverage Co. Ltd.	China

CIF 1990 Trustee Limited	United Kingdom

CMC Investment Company	Bermuda

Comercializadora Nacional SAS, Ltda.	Colombia

Comercializadora Snacks, S.R.L.	Venezuela

Compania Embotelladora Nacional, S.A. De C.V.	Mexico

Copella Fruit Juices Limited	United Kingdom

Copper Beach LLC	United States

Corina Snacks	Cyprus

Corporativo Internacional Mexicano, S. de R.L. de C.V.	Mexico

D’ORO - Sociedade de Productos Alimentares, S.A.	Portugal

Davlyn Realty Corporation	United States

Desarrollo Inmobiliario Gamesa, S. de R.L. de C.V.	Mexico

Distribuidora Disa de Michoacan S.A. de C.V.	Mexico

Distribuidora Disa de Uruapan, S.A. de C.V.	Mexico

Distribuidora Disa del Centro, S.A. de C.V.	Mexico

Distribuidora Interestatal, S.A. de C.V.	Mexico

Distribuidora Savoy Guatemala S.A.	Guatemala

Doritos Australia One Pty Limited	Australia

Doritos Australia Two Pty Limited	Australia

Company Name	Domicile/Jurisdiction

Dormant PC Ltd.	United Kingdom

Duo Juice Company	United States

Duo Juice Company BV	Netherlands

Earthposed Limited	United Kingdom

Elaboradora Argentina de Cereales, S.R.L.	Argentina

Embotelladora de Occidente S.A. de C.V.	Mexico

Empaques Constar, SA de CV	Mexico

Eridanus Investments S.a.r.l.	Luxembourg

Evercrisp Snack Productos de Chile S.A.	Chile

Fabrica de Productos Alimenticios Rene y Compania SCA	Guatemala

Fabrica de Productos Rene LLC	United States

Farm Produce (Australia) Pty. Ltd.	Australia

Fester Industria Alimenticia Ltda.	Brazil

FL Transportation, Inc.	Delaware

FLI Andean LLC	United States

FLI Colombia, LLC	United States

FLI Snacks Andean GP, LLC	United States

FLRC, Inc.	United States

Frito-Lay Australia Holdings Pty Ltd.	Australia

Frito-Lay Colombia Ltda.	Colombia

Frito-Lay de Venezuela, C.A.	Venezuela

Frito-Lay Dominicana S.A.	Dominican Republic

Frito-Lay Foods	United Kingdom

Frito-Lay France SA	France

Frito-Lay Gida Sanayi Ve Ticaret A.S.	Turkey

Frito-Lay Holdings C.V.	Netherlands

Frito-Lay Holdings Limited	United Kingdom

Frito-Lay India	India

Frito-Lay Investments B.V.	Netherlands

Frito-Lay Manufacturing OOO	Russia

Frito-Lay Netherlands Holding B.V.	Netherlands

Frito-Lay North America, Inc.	United States

Frito-Lay Poland Sp.zo.o.	Poland

Frito-Lay Trading Company (Europe) Gmbh	Switzerland

Frito-Lay Trading Company Gmbh	Switzerland

Frito-Lay Trinidad Unlimited	Unknown

Frito-Lay, Inc.	United States

Company Name	Domicile/Jurisdiction

Froooties Limited	United Kingdom

Gamesa LLC	United States

Gamesa USA, Inc.	United States

Gamesa, S. de R.L. de C.V.	Mexico

Gas Natural de Merida, SA de CV	Mexico

Gatorade de Mexico, S.de R.L. de C.V.	Mexico

Gatorade Ltd	United Kingdom

Gatorade Portugal Services Da marketing S.A.	Portugal

Gatorade Puerto Rico Company	United States

Golden Grain Company	United States

Goldfinch Holdings LLC	United States

Green Hemlock International, LLC	United States

Greenville Holding Corp.	United States

Grupo Gamesa, S. de R.L. de C.V.	Mexico

Guangzhou Pepsi-Cola Beverage Co. Ltd.	China

Guangzhou Quaker Oats Food & Beverage Co. Ltd.	China

Hangzhou Pepsi-Cola Beverage Company Limited	China

Harbin Pepsi-Cola Beverages Co. Ltd.	China

Harinera Monterrey, S.A. de C.V.	Mexico

Heathland, LP	United States

Hillbrook Insurance Company, Inc.	United States

Holland Snacks S.A. de C.V.	Mexico

Homefinding Company of Texas	United States

Hurdell Holdings LLC	United States

Importadora Gator, S. de R.L. de C.V.	Mexico

Impulse Action Limited	United Kingdom

Inmobiliaria Interamericana, S.A. De C.V.	Mexico

Integrated Beverage Services (Bangladesh) Ltd.	Bangladesh

International Bottlers Almaty Ltd	Kazakstan

International Kas AG	Liechtenstein

Inversiones PFI Chile Limitada	Chile

Inversiones Santa Coloma S.A.(Venezuela)	Venezuela

J. E. Duke II, Inc.	Florida

Japan Frito-Lay Ltd.	Japan

Jinan Pepsi-Cola Beverage Company Limited	China

Jordan Ice & Aerated Water Ltd.	Jordan

Jungla Mar del Sur	Costa Rica

Company Name	Domicile/Jurisdiction

KRJ Holdings, S. de R.L. de C.V.	Mexico

L-P Investment LLC	United States

Lacenix Cia. Ltda.	Ecuador

Large Investments S.a.r.l.	Luxembourg

Larragana Holding de Espana, S.L.	Spain

Larragana Holdings 1, LLC	United States

Larragana Holdings 2, LLC	United States

Larragana Holdings 3, LLC	United States

Larragana Holdings 4, LLC	United States

Larragana Holdings 5, LLC	United States

Larragana, S.L.	Spain

Latin American Snack Foods ApS	Denmark

Latin Foods International, LLC	United States

Latvia Snacks Ltd.	Latvia

Lithuanian Snacks Ltd.	Lithuania

Long Bay, Inc.	United States

Looza NV	Belgium

Looza USA, Inc.	United States

Maizoro, S.A. de C.V.	Mexico

Malpensa - Consultadoria e Servicos LDA	Portugal

Matudis - Comercio de Produtos Alimentares, Limitada	Portugal

Matutano, S.L.	Portugal

Meadowlark Holdings LLC	United States

Midland Bottling Co.	United States

Mountain Dew Marketing, Inc.	United States

Mountainview Insurance Company, Inc.	United States

Nasser	Ireland

NCJV, Inc.	Delaware

New Age Beverages Ltd	South Africa

New Century Beverage Company	United States

New Generation Beverages Pty. Ltd.	Australia

Noble Leasing LLC	Delaware

P.B.I. Fruit Juice Company BVBA	Belgium

Panagarh Marketing Company Limited	India

Panimex, Inc.	Mauritius

Papas Chips	Uruguay

Pasteleria Vienesa, C.A.	Venezuela

Company Name	Domicile/Jurisdiction

PCBL, LLC	United States

PCIL USA Indonesia	Indonesia

PCM Finance LLC	United States

PEI e Companhia	Portugal

PEI N.V.	Netherlands Antilles

Peninsular Beverage Service Sdn. Bhd.	Malaysia

Pepsi Bottling Holdings, Inc.	United States

Pepsi Bugshan Investments Company	Egypt

Pepsi Cola Egypt	Egypt

Pepsi Cola Trading Ireland	Ireland

Pepsi Foods Private Ltd.	India

Pepsi Overseas (Investments) Partnership	Canada

Pepsi Srl	Italy

Pepsi-Cola (Bermuda) Limited	Bermuda

Pepsi-Cola (Thai) Trading Company Limited	Thailand

Pepsi-Cola Advertising and Marketing, Inc.	United States

Pepsi-Cola Belgium S.A.R.L.	Luxembourg

Pepsi-Cola Bottlers Holding, C.V.	Netherlands

Pepsi-Cola Bottling Company of Los Angeles	United States

Pepsi-Cola Bottling Company of Ohio, Inc.	United States

Pepsi-Cola Bottling Company Of St. Louis, Inc.	United States

Pepsi-Cola Canada Ltd.	Canada

Pepsi-Cola Company	United States

Pepsi-Cola de Honduras S.R.L.	Honduras

Pepsi-Cola East Africa Limited	United Kingdom

Pepsi-Cola Equipment Corp.	United States

Pepsi-Cola Far East Trade Development Co., Inc.	Philippines

Pepsi-Cola Fountain Company, Inc.	Delaware

Pepsi-Cola Gesellschaft M.B.H.	Austria

Pepsi-Cola Gmbh	Germany

Pepsi-Cola Industrial Da Amazonia Ltda.	Brazil

Pepsi-Cola Interamericana de Guatemala S.A.	Guatemala

Pepsi-Cola International (Cyprus) Limited	Cyprus

Pepsi-Cola International (PVT) Limited	Pakistan

Pepsi-Cola International Limited	Bermuda

Pepsi-Cola International Limited (U.S.A.)	United States

Pepsi-Cola International Tanitim Ltd.	Turkey

Company Name	Domicile/Jurisdiction

Pepsi-Cola International, Cork	Ireland

Pepsi-Cola Kft. Hungary	Hungary

Pepsi-Cola Korea, Co. Ltd.	United States

Pepsi-Cola Latin American Brands, S. de R.L. de C.V.	Mexico

Pepsi-Cola Maghreb	Morocco

Pepsi-Cola Mamulleri Limited Sirketi	Turkey

Pepsi-Cola Management and Administrative Services, Inc.	United States

Pepsi-Cola Manufacturing (Ireland)	Ireland

Pepsi-Cola Manufacturing (Mediterranean) Limited	Bermuda

Pepsi-Cola Manufacturing Company Of Uruguay S.R.L.	Uruguay

Pepsi-Cola Manufacturing International, Limited	Bermuda

Pepsi-Cola Marketing Corp. Of P.R., Inc.	United States

Pepsi-Cola Mediterranean Ltd. (Italy Br.)	Italy

Pepsi-Cola Mediterranean Ltd. ( HQ)	United States

Pepsi-Cola Mediterranean, Ltd.	United States

Pepsi-Cola Metropolitan Bottling Company, Inc.	United States

Pepsi-Cola Metropolitan, LLC	United States

Pepsi-Cola Mexicana Holdings LLC	Delaware

Pepsi-Cola Mexicana, S.A. de C.V.	Mexico

Pepsi-Cola Operating Company Of Chesapeake And Indianapolis	United States

Pepsi-Cola Panamericana (Colombia Br.)	Colombia

Pepsi-Cola Panamericana S.R.L.	Peru

Pepsi-Cola Panamericana, LLC.	United States

Pepsi-Cola Panamericana, S.R.L.	Venezuela

Pepsi-Cola Portugal Marketing E Servicos de Bebidas, LDA	Portugal

Pepsi-Cola Sales and Distribution, Inc.	United States

Pepsi-Cola Technical Operations, Inc.	United States

Pepsi-Cola U.K. Limited	United Kingdom

Pepsi-Cola Ukraine	Ukraine

PepsiCo & Cia	Brazil

PepsiCo (China) Ltd.	China

PepsiCo (Gibraltar) Ltd.	Gibraltar

PepsiCo (India) Holdings Pvt. Ltd.	India

PepsiCo (Ireland) Limited	Ireland

Company Name	Domicile/Jurisdiction

PepsiCo (Malaysia) SDN. BHD.	Malaysia

PepsiCo 1990 Trustee Limited	United Kingdom

PepsiCo Antilles Holdings N.V.	Netherlands Antilles

PepsiCo Australia Holdings Pty Ltd	Australia

PepsiCo Australia International	Australia

PepsiCo Beverages (Guangzhou) Limited	China

PepsiCo Beverages (Hong Kong) Limited	Hong Kong

PepsiCo Beverages International -Vietnam Company	United States

PepsiCo Beverages International Ltd.	Nigeria

PepsiCo Beverages Italia Srl	Italy

PepsiCo Beverages Switzerland GmbH	Switzerland

PepsiCo Canada (Holdings) Co.	Canada

PepsiCo Canada Finance LLC	United States

PepsiCo Captive Holdings, Inc.	United States

PepsiCo Comercial Exportadora	Brazil

PepsiCo de Argentina S.R.L.	Argentina

PepsiCo de Mexico S.A. de C.V.	Mexico

PepsiCo do Brasil Holdings Ltda.	Brazil

PepsiCo do Brasil Ltda.	Brazil

PepsiCo Estonia	Estonia

PepsiCo Euro Bermuda Limited	Bermuda

PepsiCo Euro Finance Antilles B.V.	Netherlands Antilles

PepsiCo Euro Finance Antilles N.V.	Netherlands Antilles

PepsiCo Europe Services, S.L.	Spain

PepsiCo Finance (Antilles A) N.V.	United States

PepsiCo Finance (Antilles B) N.V.	Netherlands Antilles

PepsiCo Finance (South Africa) (Proprietary) Ltd.	South Africa

PepsiCo Finance (U.K.) Ltd.	United Kingdom

PepsiCo Finance Europe Ltd.	United Kingdom

PepsiCo Finance Luxembourg Ltd.	United Kingdom

PepsiCo Fleet Services Limited	United Kingdom

PepsiCo Foods (China) Co. Ltd.	China

PepsiCo Foods (Private) Limited	Pakistan

PepsiCo Foods and Beverages International Limited	United Kingdom

PepsiCo Foods Canada Inc.	Canada

PepsiCo Foods Hellas	Greece

PepsiCo Foods International Holdings, Inc.	United States

Company Name	Domicile/Jurisdiction

PepsiCo Foods Taiwan Co., Ltd.	Taiwan

PepsiCo Foreign Sales Corporation	Barbados

PepsiCo France SNC	France

PepsiCo Germany Holding Gmbh	Germany

PepsiCo Global Investment Holdings Limited	Ireland

PepsiCo Global Investments B.V.	Netherlands

PepsiCo Global Investments II BV	Netherlands

PepsiCo Global Investments S.a.r.l.	Luxembourg

PepsiCo Gulf International FZE	United Arab Emirates

PepsiCo Holdings	United Kingdom

PepsiCo Holdings Hong Kong Limited	Hong Kong

PepsiCo India Holdings, Inc.	United States

PepsiCo Internacional México, S. de R. L. de C. V.	Mexico

PepsiCo International Ireland	Ireland

PepsiCo International Limited	United Kingdom

PepsiCo International Pte Ltd.	Singapore

PepsiCo Investment (China) Ltd.	China

PepsiCo Investments (Europe) I B.V.	Netherlands

PepsiCo Investments Denmark Ltd I ApS	Denmark

PepsiCo Investments Limited	United Kingdom

PepsiCo Light BV	Netherlands

PepsiCo Mauritius Holdings Inc.	Mauritius

PepsiCo Max BV	Netherlands

PepsiCo Nordic Denmark A/S	Denmark

PepsiCo Nordic Finland OY	Finland

PepsiCo Nordic Norway A/S	Norway

PepsiCo Nordic Sweden AB	Sweden

PepsiCo One B.V.	Netherlands

PepsiCo Overseas Corporation	United States

PepsiCo Pacific Trading Company, Limited	Hong Kong

PepsiCo Pension Management Services, Ltd.	United States

PepsiCo Products B.V.	Netherlands

PepsiCo Property Management Limited	United Kingdom

PepsiCo Puerto Rico, Inc.	United States

PepsiCo Services International Inc.	United States

PepsiCo Twist B.V.	Netherlands

Company Name	Domicile/Jurisdiction

PepsiCo UK Pension Plan Trustee Limited	United Kingdom

PepsiCo UK Pension Trust Limited	United Kingdom

PepsiCo World Trading Company, Inc.	United States

PepsiCo, Inc.	United States

Pete & Johnny Limited	United Kingdom

PFI - (FRITO)	United States

PFI Agriculture Europe Limited	United Kingdom

PFI Italia S.R.L.	Italy

PGCC, Inc.	United States

PIE Holdings Limited	Ireland

Pine International LLC	United States

Pizza Hut, Inc.	United States

Pizza Restaurant Management, Inc.	United States

Planters U.K. Limited	United Kingdom

PlayCo, Inc.	United States

Polis S.R.L.	Italy

Prestwick, Inc.	United States

Productos Gatorade de Mexico, S. de R.L. de C.V.	Mexico

Productos Quaker Limitada	Colombia

PRS, Inc.	United States

PT Gatorade Indonesia	Indonesia

Punch N.V.	Netherlands Antilles

Pure & Natural, Inc.	United States

Putnam Holdings, Inc.	United States

QFL OHQ Sdn. Bhd.	Malaysia

QTG Canada Inc.	Canada

QTG Development, Inc.	Delaware

Quaker Bebidas, S.L.	Spain

Quaker Beverages Italia S.p.A	Italy

Quaker Cereals Limited	United Kingdom

Quaker de Ecuador Cia. Ltda.	Ecuador

Quaker Developments B.V.	Netherlands

Quaker Europe Ltd.	United Kingdom

Quaker European Beverages, LLC	United States

Quaker European Investments B.V.	Netherlands

Quaker Foods Ltd.	United Kingdom

Quaker Global Investments B.V.	Netherlands

Quaker Holdings (UK) Limited	United Kingdom

Company Name	Domicile/Jurisdiction

Quaker Manufacturing, LLC	United States

Quaker Mexico Holdings, LLC	United States

Quaker Oats (Shanghai) Food Co. Ltd.	China

Quaker Oats Asia, Inc.	United States

Quaker Oats Australia Pty., Ltd.	Australia

Quaker Oats B.V.	Netherlands

Quaker Oats Capital Corporation	United States

Quaker Oats Europe LLC	United States

Quaker Oats Europe, Inc.	United States

Quaker Oats Japan, Ltd.	Japan

Quaker Oats Ltd.	United Kingdom

Quaker Oats Puerto Rico, Inc.	United States

Quaker Old Trading Limited	United Kingdom

Quaker Peru S.R.L.	Peru

Quaker Products Limited	United Kingdom

Quaker Products Manufacturing Import, Export and Marketing Ltd. Co.	Turkey

Quaker Sales & Distribution, Inc.	United States

Quaker Subco Ltd	United Kingdom

Quaker Trading Limited	United Kingdom

Quic, Ltd	Bermuda

Red Maple LLC	United States

Refrigerantes sul Riograndenses S.A.	Brazil

Regia-Comercial E Publicidade Ltda.	Brazil

Rolling Frito-Lay Sales, Limited Partnership	Delaware

Romix 1990 Trustee Limited	United Kingdom

Ruscan, Inc.	United States

S.C. Star Foods E.M. S.R.L.	Romania

S.V.E. (Hungary) Trading and Manufacturing Limited	Hungary

S.W. Frito-Lay, Ltd	United States

Sabritas de Costa Rica, S. de R.L.	Costa Rica

Sabritas Snacks America Latina de Nicaragua y Cia, Ltda	Nicaragua

Sabritas Trust	Mexico

Sabritas y Compania, SCA	El Salvador

Sabritas, LLC	United States

Sabritas, S. de R.L. de C.V.	Mexico

Sakata Rice Snacks Australia Proprietary Limited	Australia

Company Name	Domicile/Jurisdiction

Saudi Snack Foods Company Limited	Saudi Arabia

Seepoint Holdings Ltd.	Cyprus

Senrab Limited	Ireland

Serm Suk Public Company Limited	Thailand

Servicios Calificados, S.A. de C.V.	Mexico

Servicios Chipiga, S. de R.L. de C.V.	Mexico

Servicios Operativos Gatorade de Mexico, S. de R.L. de C.V.	Mexico

Seven-Up Asia ITCO	Japan

Seven-Up Asia HQ	United States

Seven-Up Asia, Inc.	United States

Seven-Up Europe Limited	United Kingdom

Seven-Up Great Britain, Inc.	United States

Seven-Up Ireland Limited	Ireland

Seven-Up Light BV	Netherlands

Seven-Up Nederland B.V.	Netherlands

Seven-Up Southern Hemisphere, Inc.	United States

Shanghai Pepsi-Cola Beverage Company Ltd.	China

Shanghai PepsiCo Snacks Company Limited	China

Shanghai Quaker Oats Beverage Co. Ltd.	China

Shenyang Pepsi-Cola Beverages Co., Ltd.	China

Shenzhen Pepsi-Cola Beverage Co. Ltd.	China

Sichuan Pepsi-Cola Beverage Co. Ltd.	China

SIH International LLC	United States

Simba Pty Ltd.	South Africa

Smartfoods, Inc.	United States

Smiths Crisps Limited	United Kingdom

Smiths Food Group, B.V.	Netherlands

Snack Food Holdings C.V.	Netherlands

Snack Food Investments GmbH	Switzerland

Snack Food Investments II GmbH	Switzerland

Snack Food Investments Limited	Bermuda

Snack Foods Belgium B.V.B.A.	Belgium

Snack Ventures Europe SCA	Belgium

Snack Ventures Inversiones, S.L.	Spain

Snack Ventures Manufacturing, S.L.	Spain

Snacks America Latina Ecuador Cia. Ltda	Ecuador

Company Name	Domicile/Jurisdiction

Snacks America Latina Peru S.R.L.	Peru

Snacks America Latina S.R.L.	Peru

Snacks America Latina Venezuela S.R.L.	Venezuela

Snacks Guatemala, Ltd.	Bermuda

Snacks Ventures S.A.	Spain

SoBe Operating Corp., Inc.	United States

South Beach Beverage Company, Inc.	United States

Special Edition Beverages Limited	New Zealand

Special Editions Enterprises Ltd.	New Zealand

Sportmex Internacional, S.A. De C.V.	Mexico

Stokely-Van Camp, Inc.	United States

SVC Equipment Company	United States

SVC Latin America, Inc.	United States

SVC Latin America, LLC	Delaware

SVC Logistics, Inc.	United States

SVC Manufacturing Inc.	United States

SVE Italia	Italy

SVE Russia Holdings GmbH	Germany

Tastes of Adventures Pty. Ltd.	Australia

Tasty Foods S.A.	Greece

TFL Holdings, Inc.	United States

The Beverage S.R.L.	Italy

The Concentrate Manufacturing Company Of Ireland	Ireland

The Gatorade Company	United States

The Gatorade Company of Australia Pty Ltd.	Australia

The Original Pretzel Company Pty. Ltd.	Australia

The Quaker Oats Company	United States

The Radical Fruit Company New York	Ireland

The Smiths Snackfood Company Ltd.	Australia

Tianjin Pepsi-Cola Beverage Company Limited	China

Tianjin PepsiCo Foods Co. Ltd.	China

Tobago Snack Holdings, LLC	United States

TPI Urban Renewal Corporation	United States

Tropicana Alvalle S.L.	Spain

Tropicana Beverages (Huizhou) Co. Ltd.	China

Tropicana Beverages Company	India

Tropicana Beverages Greater China Limited	Hong Kong

Tropicana Beverages Ltd.	Hong Kong

Company Name	Domicile/Jurisdiction

Tropicana Europe NV	Belgium

Tropicana Inversiones, S. L.	Spain

Tropicana Looza BENELUX BVBA	Belgium

Tropicana Manufacturing Company, Inc.	United States

Tropicana Products Sales, Inc.	United States

Tropicana Products, Inc.	United States

Tropicana Services, Inc.	United States

Tropicana Transportation Corp.	United States

Tropicana United Kingdom Limited	United Kingdom

Twisties Australia One Pty Limited	Australia

Twisties Australia Two Pty Limited	Australia

United Foods Company S.A.	Brazil

Valores Bermuda S.R.L.	Venezuela

Valores Mapumar	Venezuela

Veurne Snackfoods BVBA	Belgium

Walkers (Nominees) Limited	United Kingdom

Walkers 1990 Pensions Trustee Limited	United Kingdom

Walkers Acquisition Company Limited	United Kingdom

Walkers Crisps Limited	United Kingdom

Walkers Group Limited	United Kingdom

Walkers Intermediate Holding Company Limited	United Kingdom

Walkers No.2 1990 Trustee Limited	United Kingdom

Walkers Snack Foods Limited	United Kingdom

Walkers Snack Services Limited	United Kingdom

Walkers Snacks (Distribution) Limited	United Kingdom

Walkers Snacks Limited	United Kingdom

Walkers Snacks Services Limited	United Kingdom

Whitman Corporation	United States

Wotsits Brands Limited	United Kingdom

WRP 1990 Trustee Limited	United Kingdom

Xi’an Pepsi-Cola Beverage Company Limited	China

Zhanjiang Pepsi Cola Beverages Limited	China